Summary Prospectus February 1, 2010
Capital Manager Equity Fund

Institutional Shares BCATX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest mainly in equity securities.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional
Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	0.25%

Distribution and Service (12b-1) Fees	0.00%

Other Expenses	0.20%

Acquired Fund Fees and Expenses[1]	0.83%

Total Annual Fund Operating Expenses	1.28%

Fee Waiver or Expense Reimbursement[2]	−0.25%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[2]	1.03%

1 The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. The fees presented above represent those of prior fiscal years; and may be different for the current fiscal year. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2010 through January 31, 2011. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitation on January 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$105	$381	$678	$1,523

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$105	$381	$678	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.24% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for

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investment purposes in Underlying Funds that invest mainly in equity securities. Under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. Under normal circumstances, the Fund intends to invest all of its assets in Underlying Funds to the extent consistent with the Fund’s investment objective.

The Fund will invest up to 100% of its total assets in Underlying Funds which invest mainly in equity securities and up to 10% of its total assets in Underlying Funds which invest mainly in fixed income securities (including investment grade and high yield (“junk”) bonds and floating rate securities) and money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described in the Fund’s Prospectus.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are all of the principal risks of investing in the Fund.

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Underlying Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. High-yield/high-risk (“junk”) debt securities, in which some of the Underlying Funds may invest, are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative and may be highly volatile.

For more information about the Fund’s risks, please see the Fund’s prospectus or statement of additional information.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

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Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	16.83%	6/30/09
Worst quarter:	–21.94%	12/31/08

Average Annual Total Returns as of December 31, 2009

	1	5	Since
	Year	Years	Inception
Institutional Shares			(3/19/01)
Return Before Taxes	24.60%	–0.91%	0.22%

Return After Taxes on Distributions	24.36%	–2.09%	–0.49%

Return After Taxes on Distributions and Sale of Fund Shares	16.29%	–0.75%	0.19%

S&P 500® Index			(3/31/01)
(reflects no deductions for fees, expenses, or taxes)	26.46%	0.42%	1.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
BB&T Asset Management, Inc.

Portfolio Managers
Jeffrey J. Schappe, CFA
Chief Investment Officer
Since March 2005

Robert F. Millikan, CFA
Director of Fixed Income
Since September 2004

Stephen L. Morgan
Portfolio Manager
Since November 2009

Will Gholston, CFA
Manager of Quantitative Analysis
Since March 2006

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment
Regular Account	$1,000,000	$0

* Investors and employees of BB&T Asset Management, Inc. purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Distributor are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Distributor. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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CMEQ-I-02/10

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